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                                                                     Exhibit 23


                           CONSENT OF INDEPENDENT ACCOUNTANTS

   We consent to the incorporation by reference in the registration statements of Clean Harbors, Inc. on Form S-8 (Files No. 33-22638, No. 33-51452, No. 33-60187 and No. 333-46159) of our report dated February 2, 1999 on our audits of the consolidated financial statements and the financial statement schedule of Clean Harbors, Inc., which report is included in Item 8 of this Form 10-K.


PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 1999